ANNUAL REPORT

Templeton Foreign Fund

August 31, 1999



[FRANKLIN TEMPLETON LOGO]

PAGE

[FRANKLIN TEMPLETON SEAL]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

[PHOTO OF MARK G. HOLOWESKO APPEARS HERE]

MARK G. HOLOWESKO, CFA
Portfolio Manager
Templeton Foreign Fund


Mark G. Holowesko is president and portfolio manager of Templeton Foreign Fund and several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as chief investment officer of equity research worldwide, as well as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst and a former director of the International Society of Financial Analysts.

PAGE

SHAREHOLDER LETTER



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON FOREIGN FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES LOCATED OUTSIDE THE UNITED STATES, INCLUDING IN EMERGING MARKETS.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this annual report of Templeton Foreign Fund which covers the 12 months ended August 31, 1999. During this time, the investment principles we have followed for the last several years proved successful, as many of the investments that hurt our performance last year helped performance during the period under review. Templeton Foreign Fund - Class A posted a one-year cumulative total return of 40.36%, significantly outperforming the Fund's benchmark, the Morgan Stanley Capital International(R) (MSCI EAFE) Europe, Australasia, Far East Index, which provided a cumulative total return of 26.03% for the same period.(1)

CONTENTS


Shareholder Letter .........  1

Interview with
Mark Holowesko .............  9

Performance Summary ........ 12

Financial Highlights &
Statement of Investments ... 17

Financial Statements ....... 28

Notes to Financial
Statements ................. 31

Independent Auditors' Report 36

Tax Designation ............ 37

Change in Independent
Auditor .................... 39


[PYRAMID GRAPHIC]


1. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI EAFE Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 21 of this report.

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/99

[PIE CHART]


European Stocks                                   44.9%
Asian Stocks                                      24.5%
Latin American Stocks                              9.2%
Australian and New Zealand Stocks                  4.1%
North American Stocks                              3.1%
Mid-East/African Stocks                            1.5%
Short-Term Investment & Other Net Assets          12.7%


In early 1998, our search for value and our process of buying during times of pessimism led us to invest in unpopular areas of Asia, cyclical stocks, industrial companies and commodity-related firms. On August 31, 1999, Europe represented 44.9% of the Fund's total net assets, Asia 24.5%, and Latin America 9.2%.

EUROPE

In Europe, we continued to find ideas in the U.K. market. During the reporting period, U.K. stocks underperformed continental European stocks as investor enthusiasm regarding the introduction of the euro helped push continental European stock prices higher. On August 31, 1999, U.K. holdings represented approximately 40% of our total European exposure. In our opinion, many of our European holdings may be well positioned to benefit from two major trends. The first is the possibility of lower taxes. The impact of lower taxes in the U.S. over the last ten years has been very visible with almost one-half of the earnings growth the result of lower taxes and reduced interest costs.(2) Although Europe has introduced a common currency, and interest rates declined and converged, the region

2. Source: Templeton Du Pont Analysis.



2

PAGE

does not enjoy a common level of taxation. We anticipate this will change in the future. A recent report released by Bloomberg in June of 1999, indicated that the German government was discussing a plan to cut corporate tax rates to a unified rate of 25 percent in 2001 from as high as 40 percent. We believe these discussions may spread across Europe. Lower taxes would not only free up cash flow for corporations, but also boost consumer disposable income and provide a more competitive environment for European companies.

We also believe that the current boom in European buyouts and acquisitions may continue to help boost share prices. We estimate in 1994, less than $20 billion was utilized for corporate buyouts in Europe. This figure is expected to exceed $150 billion in 1999. Corporate activity of this nature helps to increase the attractiveness of value investing. We are encouraged by the level of corporate activity we have seen in many of the holdings in our funds. Among the Fund's largest European holdings were General Electric Co. PLC in the United Kingdom, Koninklijke Philips Electronics NV in the Netherlands, ABB Ltd. in Sweden, Alcatel SA in France and UPM-Kymmene Corp. in Finland.

TOP 10 EQUITY HOLDINGS
8/31/99

NAME,                                            % OF TOTAL
INDUSTRY, COUNTRY                                NET ASSETS
----------------------------------------------------------------
Sony Corp.
Appliances & Household
Durables, Japan                                   2.2%

Telefonos de Mexico SA
(Telmex), L, ADR
Telecommunications, Mexico                        2.0%

Singapore Airlines Ltd., fgn.
Transportation, Singapore                         1.8%

ABB Ltd.
Electrical &
Electronics, Sweden                               1.8%

DSM NV, Br.
Chemicals, Netherland                             1.7%

National Australia Bank Ltd.
Banking, Australia                                1.6%

Swire Pacific Ltd., A
Multi-Industry, Hong Kong*                        1.6%

HSBC Holdings PLC
Banking, Hong Kong*                               1.6%

Stora Enso OYJ
Forest Products & Paper,
Finland                                           1.5%

British Steel PLC
Metals & Mining, U.K.                             1.5%


*Hong Kong reverted to the soverignty of China on July 1, 1997.


                                                                               3

PAGE

ASIA

Our Asian holdings continued to bolster Fund performance during the reporting period. As the economic situation in the region stabilized early in 1999, investor attention was drawn to the attractive valuations of many Asian companies. An important issue for investors in the region is the future direction of the Japanese economy. Recent reports from Japan are encouraging. Many investors are anticipating an economic turn-around in the region, which has boosted the Japanese stock market, and added to the stability of non-Japan Asia. During the reporting period, our Japanese and Hong Kong holdings benefited from this perception, with many of the Hong Kong holdings in our portfolio appreciating significantly in value.

In our opinion, a remaining concern for investors in the region is the potential for the devaluation of China's currency. The probability of this occurring has increased. However, we believe a properly executed devaluation could improve China's competitive position and benefit Hong Kong, which is a major exporter of Chinese goods, and has its own productive capacity in mainland China. We believe China has the financial strength to maintain an orderly devaluation. As of August 31, 1999, our largest Asian positions were Sony Corp., Singapore Airlines Ltd., fgn., and Swire Pacific Ltd., A.


4

PAGE

LATIN AMERICA

During the fiscal year, the performance of our Latin American holdings was important to the overall return of the Fund. As in Europe, an encouraging development in Latin America has been the increase in corporate activity. One of the Fund's largest Latin American holdings over the course of the last twelve months, YPF Sociedad Anonima, an Argentinean oil company, was taken over by Repsol SA, a Spanish oil company. The elimination of this holding and the profits taken in some of our other holdings has reduced our overall Latin American exposure.

LOOKING FORWARD

We remain optimistic about the potential for global equity markets and Templeton Foreign Fund, and believe that the Fund's holdings could benefit from what appears to be a return to value-based investing. Although during most of the '80s and '90s, value investing provided above-average returns for investors, there have been a few years during this period when value investing underperformed, as it did in 1998. Since March 1999, however, investor attention appears to be turning once again toward stocks that appear cheap on the basis of


                                                                               5

PAGE

price-to-book, price-to-sales, price-to-cash-flow or price-to-earning models. We believe the Fund is well positioned in these types of securities.

The Fund may also benefit from a renewed interest in non-North American stocks. High returns from North American securities, combined with poor economic results in many areas of Asia and Latin America, have dissuaded investors from investing overseas. But with North American stocks selling at all-time high valuations, and economic fundamentals improving around the world, many investors are beginning to search globally for value.

Our lack of currency hedging should also help the Fund's performance. Last year, the fear that the Asian economic crisis would spill over to Eastern Europe and other parts of the world caused a flight towards the U.S. dollar, strengthening it and hurting the value of our foreign holdings. However, we are enthusiastic about the current level of foreign currency valuations. Many appear undervalued relative to the dollar and could boost our performance going forward.



6

PAGE

Finally, our optimism continues to be bolstered by the level of value we have in our various holdings. Despite the fact that the equity markets and many of the more popular indices appear to be trading at extended valuation levels, we believe we own a collection of attractively priced securities which, over the long run, have the potential to provide above-average returns.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our investment strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Please remember that there are special risks associated with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market security means accepting a certain amount of volatility



                                                                               7

PAGE

and, in some cases, the consequences of severe market corrections. For example, Mexico's equity market has increased 3,760% in the last 15 years, but has suffered eight declines of more than 15% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Foreign Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/s/MARK G. HOLOWESKO

Mark G. Holowesko, CFA
President
Templeton Foreign Fund






2. Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.

8

PAGE

THE FOLLOWING IS AN INTERVIEW WITH MARK HOLOWESKO, PORTFOLIO MANAGER OF TEMPLETON FOREIGN FUND:


WITH THE U.S. EQUITY MARKET CONTINUING TO SET NEW RECORD HIGHS, HOW DO YOU DETERMINE AN APPROPRIATE "SELL" TARGET FOR FUND HOLDINGS IN THIS COUNTRY?

Our U.S. holdings are much cheaper than the market as a whole, and our decision process for purchasing U.S. securities was, and is, independent of the market level. We try to purchase securities that are cheap on an absolute basis, not cheap relative to the market. Therefore, our decision to sell is independent of the current overall market or its future direction. We sell securities if the stock performance does not live up to our expectations, if a security reaches what we view as "fair value", or if we need to raise cash to purchase other, more attractive securities.

                                      Q&A
                                                                               9

PAGE

THE YEAR 2000 (Y2K) COMPUTER BUG HAS RECEIVED A LOT OF MEDIA ATTENTION. DO YOU BELIEVE THE FUND'S HOLDINGS IN EMERGING MARKET COUNTRIES ARE AT GREATER RISK OF Y2K-RELATED DECLINES THAN THOSE OF COMPANIES IN DEVELOPED COUNTRIES? IF SO, HAS THIS AFFECTED YOUR INVESTMENT STRATEGY IN THESE REGIONS?

Developing countries have, in general, done less to prepare for Y2K than developed countries. However, it should be remembered that the level of computer usage in developing countries is much less than in developed countries. We have carefully analyzed all of our holdings worldwide for Y2K impact and believe we have done as good a job as anyone in the industry to minimize this risk. This includes our investments in the developing markets.



VALUE INVESTING APPEARS TO HAVE MADE A COMEBACK IN RECENT MONTHS. DO YOU THINK THIS IS TEMPORARY OR THE BEGINNING OF A LONG-TERM TREND?

The value investing style has made a rebound lately. The underperformance of the value style last year and its surge in popularity this year, are not abnormal. Value investing has worked in the majority of the past 20 years. However, there have been a few years (and there will be future years) when it has provided below-average results. This underperformance has traditionally been followed by very strong returns in subsequent years.


10

PAGE

We feel the value style will continue to provide strong returns for several reasons. In periods of volatility, investors look for downside price support. You do not find this support with stocks that have increased in price due to momentum or popularity. Earnings, assets or dividends provide this support, which is typically found in stocks popular with value investing. Also, the recent surge in corporate activity outside of the U.S. provides strong support for the value style. Industry executives generally do not make acquisitions based on momentum decisions. They typically engage in corporate activity for sound business reasons that help reduce valuation anomalies.







                                                                              11

PAGE

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                         CHANGE         8/31/99  8/31/98
-----------------------------------------------------------------
Net Asset Value                 +$2.06         $10.49   $8.43

                                Distributions (9/1/98 - 8/31/99)
                                ---------------------------------
Dividend Income                 $0.2600
Long-Term Capital Gain          $0.6600
Short-Term Capital Gain         $0.1050
        TOTAL                   $1.0250

Class B                         Change         8/31/99  1/1/99
-----------------------------------------------------------------
Net Asset Value                 +$2.04         $10.43   $8.39

Class C                         Change         8/31/99  8/31/98
-----------------------------------------------------------------
Net Asset Value                 +$2.01         $10.31   $8.30

                                Distributions (9/1/98 - 8/31/99)
-----------------------------------------------------------------
Dividend Income                 $0.2062
Long-Term Capital Gain          $0.6600
Short-Term Capital Gain         $0.1050
        TOTAL                   $0.9712

Advisor Class                   Change         8/31/99  8/31/98
-----------------------------------------------------------------
Net Asset Value                 +$2.06         $10.50   $8.44

                                Distributions (9/1/98 - 8/31/99)
-----------------------------------------------------------------
Dividend Income                 $0.2792
Long-Term Capital Gain          $0.6600
Short-Term Capital Gain         $0.1050
        TOTAL                   $1.0442

Templeton Foreign Fund paid distributions derived from long-term capital gains of 66 cents ($0.66) per share in October, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

Past performance is not predictive of future results.

12

PAGE

PERFORMANCE

                                                                      INCEPTION
CLASS A                          1-YEAR       5-YEAR       10-YEAR     (10/5/82)
---------------------------------------------------------------------------------
Cumulative Total Return(1)         40.36%       57.30%      189.53%     1,096.59%
Average Annual Total Return(2)     32.35%        8.20%       10.56%        15.41%
Value of $10,000 Investment(3)   $13,235      $14,824      $27,284      $112,779
                      8/31/95       8/31/96      8/31/97     8/31/98     8/31/99
---------------------------------------------------------------------------------
One-Year
Total Return(4)        3.14%         10.68%       19.55%     -17.89%     40.36%


                                                                       INCEPTION
CLASS B                                                                 (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                                24.31%
Aggregate Total Return(2)                                                 20.31%
Value of $10,000 Investment(3)                                          $12,031

                                                                       INCEPTION
CLASS C                                   1-YEAR         3-YEAR         (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                39.45%         34.91%          55.22%
Average Annual Total Return(2)            37.13%         10.13%          10.42%
Value of $10,000 Investment(3)          $13,713        $13,357         $15,368
                                  8/31/96      8/31/97      8/31/98      8/31/99
--------------------------------------------------------------------------------
One-Year
Total Return(4)                    9.78%        18.65%      -18.46%       39.45%


                                    INCEPTION
ADVISOR CLASS(5)                    1-YEAR      5-YEAR     10-YEAR     (10/5/82)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          40.65%      58.16%     191.09%     1,103.13%
Average Annual Total Return(2)      40.65%       9.60%      11.27%        15.84%
Value of $10,000 Investment(3)    $14,065     $15,816     $29,109      $120,313
                           8/31/95     8/31/96     8/31/97    8/31/98    8/31/99
--------------------------------------------------------------------------------
One-Year
Total Return(4)             3.14%       10.68%      19.76%    -17.75%     40.65%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

5. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 28.77% and 9.97%, respectively.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.

                                                                              13

PAGE

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, Fund expenses, account fees, and reinvested distributions.



AVERAGE ANNUAL TOTAL RETURN
8/31/99

CLASS A
--------------------------------
1-Year                     32.35%
5-Year                      8.20%
10-Year                    10.56%
Since Inception (10/5/82)  15.41%


CLASS A

The following line graph compares the performance of Templeton Foreign Fund's Class A shares to that of the Morgan Stanley Capital International EAFE Index and the Consumer Price Index, based on a $10,000 investment from 9/1/89 to 8/31/99.


                   Templeton     MSCI EAFE      CPI
                Foreign Fund -     Index
                   Class A*
--------------------------------------------------------
     09/01/1989     $9,425        $10,000     $10,000
     09/30/1989     $9,748        $10,457     $10,032
     10/31/1989     $9,457        $10,039     $10,081
     11/30/1989     $9,744        $10,546     $10,104
     12/31/1989     $10,408       $10,938     $10,119
     01/31/1990     $10,431       $10,533     $10,224
     02/28/1990     $10,453        $9,800     $10,272
     03/31/1990     $10,605        $8,781     $10,328
     04/30/1990     $10,368        $8,714     $10,345
     05/31/1990     $11,238        $9,711     $10,369
     06/30/1990     $11,341        $9,627     $10,425
     07/31/1990     $11,814        $9,766     $10,464
     08/31/1990     $10,966        $8,820     $10,560
     09/30/1990     $10,020        $7,593     $10,649
     10/31/1990     $10,185        $8,779     $10,713
     11/30/1990     $10,109        $8,263     $10,737
     12/31/1990     $10,095        $8,401     $10,737
     01/31/1991     $10,403        $8,675     $10,801
     02/28/1991     $11,116        $9,607     $10,817
     03/31/1991     $10,884        $9,033     $10,833
     04/30/1991     $11,067        $9,124     $10,849
     05/31/1991     $11,246        $9,222     $10,880
     06/30/1991     $10,750        $8,547     $10,914
     07/31/1991     $11,404        $8,969     $10,929
     08/31/1991     $11,409        $8,789     $10,961
     09/30/1991     $11,645        $9,287     $11,010
     10/31/1991     $11,613        $9,421     $11,026
     11/30/1991     $11,439        $8,984     $11,057
     12/31/1991     $11,938        $9,450     $11,066
     01/31/1992     $12,084        $9,251     $11,082
     02/29/1992     $12,282        $8,923     $11,122
     03/31/1992     $12,073        $8,336     $11,178
     04/30/1992     $12,522        $8,378     $11,194
     05/31/1992     $13,226        $8,941     $11,210
     06/30/1992     $12,986        $8,520     $11,250
     07/31/1992     $12,647        $8,305     $11,275
     08/31/1992     $12,397        $8,828     $11,306
     09/30/1992     $12,141        $8,657     $11,338
     10/31/1992     $11,718        $8,206     $11,378
     11/30/1992     $11,768        $8,285     $11,394
     12/31/1992     $11,949        $8,330     $11,387
     01/31/1993     $12,157        $8,332     $11,443
     02/28/1993     $12,437        $8,586     $11,483
     03/31/1993     $12,931        $9,337     $11,524
     04/30/1993     $13,351       $10,226     $11,555
     05/31/1993     $13,666       $10,444     $11,571
     06/30/1993     $13,497       $10,284     $11,587
     07/31/1993     $13,811       $10,646     $11,587
     08/31/1993     $14,703       $11,223     $11,619
     09/30/1993     $14,586       $10,973     $11,643
     10/31/1993     $15,381       $11,314     $11,692
     11/30/1993     $15,122       $10,327     $11,700
     12/31/1993     $16,348       $11,075     $11,699
     01/31/1994     $17,105       $12,014     $11,732
     02/28/1994     $16,810       $11,983     $11,773
     03/31/1994     $16,342       $11,469     $11,813
     04/30/1994     $16,620       $11,958     $11,829
     05/31/1994     $16,620       $11,892     $11,836
     06/30/1994     $16,290       $12,063     $11,876
     07/31/1994     $16,897       $12,182     $11,908
     08/31/1994     $17,347       $12,473     $11,957
     09/30/1994     $17,070       $12,083     $11,988
     10/31/1994     $17,307       $12,488     $11,997
     11/30/1994     $16,681       $11,891     $12,013
     12/31/1994     $16,405       $11,968     $12,013
     01/31/1995     $16,126       $11,511     $12,060
     02/28/1995     $16,349       $11,481     $12,108
     03/31/1995     $16,479       $12,200     $12,149
     04/30/1995     $17,037       $12,662     $12,189
     05/31/1995     $17,428       $12,515     $12,213
     06/30/1995     $17,502       $12,298     $12,237
     07/31/1995     $18,302       $13,068     $12,237
     08/31/1995     $17,893       $12,572     $12,270
     09/30/1995     $18,190       $12,821     $12,293
     10/31/1995     $17,729       $12,479     $12,333
     11/30/1995     $17,924       $12,830     $12,324
     12/31/1995     $18,235       $13,350     $12,316
     01/31/1996     $18,830       $13,409     $12,389
     02/29/1996     $18,989       $13,457     $12,429
     03/31/1996     $19,089       $13,746     $12,493
     04/30/1996     $19,585       $14,149     $12,541
     05/31/1996     $19,784       $13,892     $12,565
     06/30/1996     $19,883       $13,974     $12,573
     07/31/1996     $19,347       $13,569     $12,597
     08/31/1996     $19,804       $13,602     $12,621
     09/30/1996     $20,022       $13,966     $12,661
     10/31/1996     $20,264       $13,827     $12,701
     11/30/1996     $21,027       $14,381     $12,725
     12/31/1996     $21,516       $14,199     $12,725
     01/31/1997     $21,807       $13,706     $12,765
     02/28/1997     $22,036       $13,933     $12,803
     03/31/1997     $22,264       $13,987     $12,835
     04/30/1997     $22,389       $14,065     $12,851
     05/31/1997     $23,136       $14,983     $12,843
     06/30/1997     $23,925       $15,813     $12,858
     07/31/1997     $24,590       $16,072     $12,874
     08/31/1997     $23,676       $14,875     $12,898
     09/30/1997     $25,005       $15,712     $12,931
     10/31/1997     $23,152       $14,508     $12,963
     11/30/1997     $22,904       $14,363     $12,955
     12/31/1997     $22,947       $14,492     $12,940
     01/31/1998     $23,039       $15,158     $12,963
     02/28/1998     $24,285       $16,134     $12,989
     03/31/1998     $25,415       $16,634     $13,015
     04/30/1998     $25,553       $16,770     $13,038
     05/31/1998     $24,492       $16,692     $13,062
     06/30/1998     $23,547       $16,822     $13,077
     07/31/1998     $23,270       $16,997     $13,093
     08/31/1998     $19,442       $14,895     $13,109
     09/30/1998     $19,488       $14,442     $13,124
     10/31/1998     $21,539       $15,952     $13,156
     11/30/1998     $22,268       $16,773     $13,156
     12/31/1998     $21,825       $17,438     $13,148
     01/31/1999     $21,461       $17,391     $13,180
     02/28/1999     $21,279       $16,980     $13,193
     03/31/1999     $23,178       $17,693     $13,233
     04/30/1999     $26,300       $18,414     $13,330
     05/31/1999     $25,103       $17,470     $13,330
     06/30/1999     $26,794       $18,155     $13,330
     07/31/1999     $27,080       $18,699     $13,370
     08/31/1999     $27,288       $18,771     $13,402







AVERAGE ANNUAL TOTAL RETURN
8/31/99

CLASS C
--------------------------------
1-Year                     37.13%
3-Year                     10.13%
Since Inception (5/1/95)   10.42%


CLASS C


The following line graph compares the performance of Templeton Foreign Fund's Class C shares to that of the Morgan Stanley Capital International EAFE Index, based on a $10,000 investment from 5/1/95 to 8/31/99.


                   Templeton      MSCI EAFE      CPI
                 Foreign Fund -     Index
                       C*
---------------------------------------------------------
     05/01/1995      $9,903        $10,000     $10,000
     05/31/1995     $10,119        $9,883      $10,020
     06/30/1995     $10,162        $9,713      $10,040
     07/31/1995     $10,617        $10,320     $10,040
     08/31/1995     $10,379        $9,929      $10,067
     09/30/1995     $10,541        $10,125     $10,086
     10/31/1995     $10,261        $9,856      $10,119
     11/30/1995     $10,386        $10,132     $10,112
     12/31/1995     $10,551        $10,544     $10,105
     01/31/1996     $10,897        $10,589     $10,164
     02/29/1996     $10,978        $10,628     $10,197
     03/31/1996     $11,024        $10,856     $10,250
     04/30/1996     $11,313        $11,174     $10,289
     05/31/1996     $11,416        $10,972     $10,309
     06/30/1996     $11,463        $11,036     $10,316
     07/31/1996     $11,139        $10,716     $10,335
     08/31/1996     $11,393        $10,742     $10,355
     09/30/1996     $11,520        $11,030     $10,388
     10/31/1996     $11,654        $10,920     $10,421
     11/30/1996     $12,084        $11,357     $10,441
     12/31/1996     $12,353        $11,214     $10,441
     01/31/1997     $12,509        $10,824     $10,473
     02/28/1997     $12,641        $11,004     $10,505
     03/31/1997     $12,761        $11,046     $10,531
     04/30/1997     $12,833        $11,108     $10,544
     05/31/1997     $13,242        $11,833     $10,537
     06/30/1997     $13,686        $12,489     $10,550
     07/31/1997     $14,059        $12,693     $10,563
     08/31/1997     $13,518        $11,748     $10,583
     09/30/1997     $14,287        $12,408     $10,609
     10/31/1997     $13,219        $11,457     $10,636
     11/30/1997     $13,063        $11,343     $10,629
     12/31/1997     $13,081        $11,445     $10,617
     01/31/1998     $13,121        $11,971     $10,636
     02/28/1998     $13,824        $12,742     $10,657
     03/31/1998     $14,462        $13,137     $10,678
     04/30/1998     $14,542        $13,244     $10,697
     05/31/1998     $13,917        $13,183     $10,717
     06/30/1998     $13,373        $13,285     $10,730
     07/31/1998     $13,214        $13,423     $10,742
     08/31/1998     $11,022        $11,763     $10,755
     09/30/1998     $11,049        $11,406     $10,768
     10/31/1998     $12,195        $12,598     $10,794
     11/30/1998     $12,613        $13,246     $10,794
     12/31/1998     $12,359        $13,772     $10,788
     01/31/1999     $12,135        $13,734     $10,814
     02/28/1999     $12,031        $13,410     $10,825
     03/31/1999     $13,090        $13,973     $10,858
     04/30/1999     $14,849        $14,543     $10,937
     05/31/1999     $14,163        $13,797     $10,937
     06/30/1999     $15,102        $14,338     $10,937
     07/31/1999     $15,266        $14,768     $10,969
     08/31/1999     $15,371        $14,824     $10,996




Past performance is not predictive of future results.

14

PAGE

ADVISOR CLASS***
Total Return Index Comparison
$10,000 Investment (9/1/89 - 8/31/99)

The following line graph compares the performance of Templeton Foreign Fund's Advisor Class shares to that of the Morgan Stanley Capital International EAFE Index, based on a $10,000 investment from 9/1/89 to 8/31/99.


                   Templeton      MSCI EAFE      CPI
                 Foreign Fund -     Index
                 Advisor Class
---------------------------------------------------------
     09/01/1989     $10,000        $10,000     $10,000
     09/30/1989     $10,342        $10,457     $10,032
     10/31/1989     $10,034        $10,039     $10,081
     11/30/1989     $10,338        $10,546     $10,104
     12/31/1989     $11,043        $10,938     $10,119
     01/31/1990     $11,067        $10,533     $10,224
     02/28/1990     $11,090        $9,800      $10,272
     03/31/1990     $11,251        $8,781      $10,328
     04/30/1990     $11,000        $8,714      $10,345
     05/31/1990     $11,924        $9,711      $10,369
     06/30/1990     $12,033        $9,627      $10,425
     07/31/1990     $12,535        $9,766      $10,464
     08/31/1990     $11,635        $8,820      $10,560
     09/30/1990     $10,631        $7,593      $10,649
     10/31/1990     $10,806        $8,779      $10,713
     11/30/1990     $10,725        $8,263      $10,737
     12/31/1990     $10,711        $8,401      $10,737
     01/31/1991     $11,038        $8,675      $10,801
     02/28/1991     $11,794        $9,607      $10,817
     03/31/1991     $11,548        $9,033      $10,833
     04/30/1991     $11,742        $9,124      $10,849
     05/31/1991     $11,931        $9,222      $10,880
     06/30/1991     $11,405        $8,547      $10,914
     07/31/1991     $12,100        $8,969      $10,929
     08/31/1991     $12,105        $8,789      $10,961
     09/30/1991     $12,355        $9,287      $11,010
     10/31/1991     $12,322        $9,421      $11,026
     11/30/1991     $12,136        $8,984      $11,057
     12/31/1991     $12,666        $9,450      $11,066
     01/31/1992     $12,821        $9,251      $11,082
     02/29/1992     $13,031        $8,923      $11,122
     03/31/1992     $12,810        $8,336      $11,178
     04/30/1992     $13,286        $8,378      $11,194
     05/31/1992     $14,033        $8,941      $11,210
     06/30/1992     $13,778        $8,520      $11,250
     07/31/1992     $13,419        $8,305      $11,275
     08/31/1992     $13,153        $8,828      $11,306
     09/30/1992     $12,882        $8,657      $11,338
     10/31/1992     $12,433        $8,206      $11,378
     11/30/1992     $12,486        $8,285      $11,394
     12/31/1992     $12,678        $8,330      $11,387
     01/31/1993     $12,898        $8,332      $11,443
     02/28/1993     $13,196        $8,586      $11,483
     03/31/1993     $13,719        $9,337      $11,524
     04/30/1993     $14,166        $10,226     $11,555
     05/31/1993     $14,499        $10,444     $11,571
     06/30/1993     $14,321        $10,284     $11,587
     07/31/1993     $14,654        $10,646     $11,587
     08/31/1993     $15,600        $11,223     $11,619
     09/30/1993     $15,475        $10,973     $11,643
     10/31/1993     $16,319        $11,314     $11,692
     11/30/1993     $16,045        $10,327     $11,700
     12/31/1993     $17,345        $11,075     $11,699
     01/31/1994     $18,148        $12,014     $11,732
     02/28/1994     $17,836        $11,983     $11,773
     03/31/1994     $17,339        $11,469     $11,813
     04/30/1994     $17,633        $11,958     $11,829
     05/31/1994     $17,633        $11,892     $11,836
     06/30/1994     $17,284        $12,063     $11,876
     07/31/1994     $17,927        $12,182     $11,908
     08/31/1994     $18,406        $12,473     $11,957
     09/30/1994     $18,111        $12,083     $11,988
     10/31/1994     $18,363        $12,488     $11,997
     11/30/1994     $17,699        $11,891     $12,013
     12/31/1994     $17,405        $11,968     $12,013
     01/31/1995     $17,109        $11,511     $12,060
     02/28/1995     $17,346        $11,481     $12,108
     03/31/1995     $17,484        $12,200     $12,149
     04/30/1995     $18,076        $12,662     $12,189
     05/31/1995     $18,491        $12,515     $12,213
     06/30/1995     $18,570        $12,298     $12,237
     07/31/1995     $19,418        $13,068     $12,237
     08/31/1995     $18,984        $12,572     $12,270
     09/30/1995     $19,300        $12,821     $12,293
     10/31/1995     $18,811        $12,479     $12,333
     11/30/1995     $19,018        $12,830     $12,324
     12/31/1995     $19,347        $13,350     $12,316
     01/31/1996     $19,979        $13,409     $12,389
     02/29/1996     $20,147        $13,457     $12,429
     03/31/1996     $20,253        $13,746     $12,493
     04/30/1996     $20,780        $14,149     $12,541
     05/31/1996     $20,990        $13,892     $12,565
     06/30/1996     $21,096        $13,974     $12,573
     07/31/1996     $20,527        $13,569     $12,597
     08/31/1996     $21,012        $13,602     $12,621
     09/30/1996     $21,243        $13,966     $12,661
     10/31/1996     $21,500        $13,827     $12,701
     11/30/1996     $22,310        $14,381     $12,725
     12/31/1996     $22,829        $14,199     $12,725
     01/31/1997     $23,137        $13,706     $12,765
     02/28/1997     $23,402        $13,933     $12,803
     03/31/1997     $23,644        $13,987     $12,835
     04/30/1997     $23,798        $14,065     $12,851
     05/31/1997     $24,591        $14,983     $12,843
     06/30/1997     $25,429        $15,813     $12,858
     07/31/1997     $26,156        $16,072     $12,874
     08/31/1997     $25,164        $14,875     $12,898
     09/30/1997     $26,597        $15,712     $12,931
     10/31/1997     $24,621        $14,508     $12,963
     11/30/1997     $24,382        $14,363     $12,955
     12/31/1997     $24,425        $14,492     $12,940
     01/31/1998     $24,523        $15,158     $12,963
     02/28/1998     $25,847        $16,134     $12,989
     03/31/1998     $27,073        $16,634     $13,015
     04/30/1998     $27,220        $16,770     $13,038
     05/31/1998     $26,092        $16,692     $13,062
     06/30/1998     $25,062        $16,822     $13,077
     07/31/1998     $24,768        $16,997     $13,093
     08/31/1998     $20,697        $14,895     $13,109
     09/30/1998     $20,746        $14,442     $13,124
     10/31/1998     $22,928        $15,952     $13,156
     11/30/1998     $23,732        $16,773     $13,156
     12/31/1998     $23,260        $17,438     $13,148
     01/31/1999     $22,872        $17,391     $13,180
     02/28/1999     $22,706        $16,980     $13,193
     03/31/1999     $24,702        $17,693     $13,233
     04/30/1999     $28,056        $18,414     $13,330
     05/31/1999     $26,781        $17,470     $13,330
     06/30/1999     $28,583        $18,155     $13,330
     07/31/1999     $28,888        $18,699     $13,370
     08/31/1999     $29,394        $18,771     $13,402



AVERAGE ANNUAL TOTAL RETURN
8/31/99

ADVISOR CLASS***
---------------------------------
1-Year                     40.65%
5-Year                      9.60%
10-Year                    11.27%
Since Inception (10/5/82)  15.84%





* Source: Standard and Poor's(R) Micropal. The unmanaged MSCI Europe, Australasia, FarEast (EAFE) Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends.

**Source: Consumer Price Index, U.S. Bureau of Labor Statistics (8/31/99). The Consumer Price Index is a commonly used measure of inflation.

***On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

                                                                              15

PAGE

TEMPLETON FOREIGN FUND


CLASS A

If you had invested $10,000 in Templeton Foreign Fund - Class A at inception, it would have been worth more than $112,000 on August 31, 1999. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), with income dividends and capital gains reinvested as shown through August 31, 1999.*


[TEMPLETON FOREIGN FUND CLASS A MOUNTAIN CHART]


This chart shows in a logarithmic format the growth of a $10,000 investment in Templeton Foreign Fund's Class A shares from 10/5/82 to 8/31/99.

Templeton Foreign Fund



                     Principal +        Principal     Total Value    Principal       Income            Cap Gains
                     Dividends          + Cap
                                        Gains

       10/05/1982       $9,423          $9,423         $9,423        $9,423              $0                 $0
       12/01/1982       $9,823          $9,823         $9,823        $9,823              $0                 $0
       12/30/1983      $13,362         $13,217        $13,410       $13,169            $193                $48
       12/31/1984      $13,094         $12,759        $13,250       $12,603            $491               $156
       12/31/1985      $16,566         $15,735        $16,812       $15,489          $1,077               $246
       12/31/1986      $19,903         $19,896        $21,648       $18,151          $1,752             $1,745
       12/31/1987      $23,252         $24,190        $27,006       $20,436          $2,816             $3,754
       12/30/1988      $26,865         $28,790        $32,946       $22,709          $4,156             $6,081
       12/29/1989      $33,854         $36,619        $43,006       $27,467          $6,387             $9,152
       12/31/1990      $31,870         $34,542        $41,712       $24,700          $7,170             $9,842
       12/31/1991      $36,198         $40,076        $49,325       $26,949          $9,249            $13,127
       12/31/1992      $34,964         $39,496        $49,372       $25,088          $9,876            $14,408
       12/31/1993      $47,393         $53,489        $67,549       $33,333         $14,060            $20,156
       12/30/1994      $45,397         $53,552        $67,783       $31,166         $14,231            $22,386
       12/29/1995      $49,210         $58,571        $75,343       $32,438         $16,772            $26,133
       12/31/1996      $57,909         $67,602        $88,903       $36,608         $21,301            $30,994
       12/31/1997      $58,220         $71,753        $94,815       $35,158         $23,062            $36,595
       12/31/1998      $51,688         $68,140        $90,181       $29,647         $22,041            $38,493
       08/31/1999      $64,626         $85,195       $112,753       $37,068         $27,558            $48,127



* Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class A shares implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class A shares of the Fund. The Fund offers other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.

Past performance is not predictive of future results.

16

PAGE


TEMPLETON FOREIGN FUND
Financial Highlights

                                                                                    CLASS A
                                                     ---------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                     ---------------------------------------------------------------------
                                                        1999+          1998           1997           1996          1995
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year...............          $8.43         $11.40          $9.97         $9.62        $10.01
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income...........................            .27            .30            .32           .27           .23
 Net realized and unrealized gains (losses)......           2.82          (2.11)          1.56           .69           .05
                                                     ---------------------------------------------------------------------
Total from investment operations.................           3.09          (1.81)          1.88           .96           .28
                                                     ---------------------------------------------------------------------
Less distributions from:
 Net investment income...........................           (.26)          (.32)          (.28)         (.25)         (.16)
 Net realized gains..............................           (.77)          (.84)          (.17)         (.36)         (.51)
                                                     ---------------------------------------------------------------------
Total distributions..............................          (1.03)         (1.16)          (.45)         (.61)         (.67)
                                                     ---------------------------------------------------------------------
Net asset value, end of year.....................         $10.49          $8.43         $11.40         $9.97         $9.62
                                                     =====================================================================
Total Return*....................................         40.36%       (17.89)%         19.55%        10.68%         3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)..................    $11,940,654    $10,745,504    $14,367,787    $9,602,209    $6,941,238
Ratios to average net assets:
 Expenses........................................          1.13%          1.12%          1.08%         1.12%         1.15%
 Net investment income...........................          2.92%          2.79%          3.28%         3.09%         2.81%
Portfolio turnover rate..........................         26.11%         38.27%         37.28%        15.91%        21.78%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding.

                                                                              17

PAGE


TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                     CLASS B
                                                                -----------------
                                                                  PERIOD ENDED
                                                                -----------------
                                                                AUGUST 31, 1999+
                                                                -----------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................           $8.39
                                                                     -------
Income from investment operations:
 Net investment income......................................             .14
 Net realized and unrealized gains..........................            1.90
                                                                -----------------
Total from investment operations............................            2.04
                                                                -----------------
Net asset value, end of period..............................          $10.43
                                                                =================
Total Return*...............................................          24.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................         $16,765
Ratios to average net assets:
 Expenses...................................................           1.91%**
 Net investment income......................................           2.14%**
Portfolio turnover rate.....................................          26.11%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999. Based on average weighted shares outstanding.




 18

PAGE

TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                                    CLASS C
                                                      --------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                      --------------------------------------------------------------------
                                                        1999++          1998           1997           1996          1995+
                                                      --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year................         $8.30         $11.25          $9.87         $9.59         $9.16
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income............................           .19            .22            .26           .30           .03
 Net realized and unrealized gains (losses).......          2.79          (2.07)          1.52           .58           .40
                                                      --------------------------------------------------------------------
Total from investment operations..................          2.98          (1.85)          1.78           .88           .43
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income............................          (.20)          (.26)          (.23)         (.24)           --
 Net realized gains...............................          (.77)          (.84)          (.17)         (.36)           --
                                                      --------------------------------------------------------------------
Total distributions...............................          (.97)         (1.10)          (.40)         (.60)           --
                                                      --------------------------------------------------------------------
Net asset value, end of year......................        $10.31          $8.30         $11.25         $9.87         $9.59
                                                      ====================================================================
Total Return*.....................................        39.45%       (18.46)%         18.65%         9.78%         4.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...................    $1,196,084     $1,159,810     $1,303,639      $527,443       $63,428
Ratios to average net assets:
 Expenses.........................................         1.88%          1.87%          1.83%         1.87%         1.90%**
 Net investment income............................         2.15%          2.07%          2.62%         2.63%         1.86%**
Portfolio turnover rate...........................        26.11%         38.27%         37.28%        15.91%        21.78%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
++Based on average weighted shares outstanding.
                                                                              19

PAGE


TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                           ADVISOR CLASS
                                                                ------------------------------------
                                                                       YEAR ENDED AUGUST 31,
                                                                ------------------------------------
                                                                1999++        1998++         1997+
                                                                ------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $8.44        $11.42         $10.26
                                                                ------------------------------------
Income from investment operations:
 Net investment income......................................        .29           .33            .07
 Net realized and unrealized gains (losses).................       2.81         (2.12)          1.09
                                                                ------------------------------------
Total from investment operations............................       3.10         (1.79)          1.16
                                                                ------------------------------------
Less distributions from:
 Net investment income......................................       (.27)         (.35)            --
 Net realized gains.........................................       (.77)         (.84)            --
                                                                ------------------------------------
Total distributions.........................................      (1.04)        (1.19)            --
                                                                ------------------------------------
Net asset value, end of year................................     $10.50         $8.44         $11.42
                                                                ====================================
Total Return*...............................................     40.65%       (17.75)%        11.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $77,203       $50,022       $139,100
Ratios to average net assets:
 Expenses...................................................       .88%          .87%           .83%**
 Net investment income......................................      3.18%         3.08%          3.37%**
Portfolio turnover rate.....................................     26.11%        38.27%         37.28%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997. ++Based on average weighted shares outstanding.


                       See Notes to Financial Statements.
 20

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1999

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 84.1%
AEROSPACE & MILITARY TECHNOLOGY .7%
Rolls-Royce PLC.............................................    United Kingdom        22,528,127     $    89,564,075
                                                                                                     ---------------
APPLIANCES & HOUSEHOLD DURABLES 2.2%
Sony Corp. .................................................        Japan              2,253,800         291,475,982
                                                                                                     ---------------
AUTOMOBILES 2.8%
Autoliv Inc., ADR...........................................        Sweden               221,354           7,718,846
Bayerische Motorenwerke AG BMW..............................       Germany             4,420,000         136,556,641
Regie Nationale des Usines Renault SA.......................        France             1,400,000          75,415,896
Volvo AB, B.................................................        Sweden             5,541,000         154,978,932
                                                                                                     ---------------
                                                                                                         374,670,315
                                                                                                     ---------------
BANKING 4.9%
Australia & New Zealand Banking Group Ltd. .................      Australia           13,859,796          89,985,487
Banco Popular Espanol SA....................................        Spain                384,017          28,129,473
Guoco Group Ltd. ...........................................      Hong Kong           16,672,500          49,490,496
HSBC Holdings PLC...........................................      Hong Kong           16,514,436         204,698,488
National Australia Bank Ltd. ...............................      Australia           14,202,374         214,371,700
Nordbanken Holding AB.......................................        Sweden             7,100,000          39,974,573
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil               953,290          16,682,575
                                                                                                     ---------------
                                                                                                         643,332,792
                                                                                                     ---------------
BEVERAGES & TOBACCO
*Buenos Aires Embotelladora SA (Baesa), B, ADR..............      Argentina            1,200,000              75,600
                                                                                                     ---------------
BROADCASTING & PUBLISHING .9%
*Apt Satellite Holdings Ltd., ADR...........................      Hong Kong              241,800           1,163,662
South China Morning Post Holdings, Ltd. ....................      Hong Kong           48,612,400          30,832,124
South China Morning Post Holdings, Ltd., 144A...............      Hong Kong           31,530,000          19,997,714
Television Broadcasts Ltd. .................................      Hong Kong           14,000,000          62,381,280
                                                                                                     ---------------
                                                                                                         114,374,780
                                                                                                     ---------------
BUILDING MATERIALS & COMPONENTS 1.2%
Caradon PLC.................................................    United Kingdom         6,546,802          18,264,221
Cemex SA....................................................        Mexico             8,294,345          36,612,206
Cemex SA, B.................................................        Mexico             4,696,000          20,828,830
+Hepworth PLC...............................................    United Kingdom        21,012,458          77,034,304
                                                                                                     ---------------
                                                                                                         152,739,561
                                                                                                     ---------------
CHEMICALS 4.0%
Akzo Nobel NV...............................................     Netherlands           2,750,000         127,950,885
BASF AG.....................................................       Germany             2,120,000          94,719,831
Cookson Group PLC...........................................    United Kingdom        24,015,799          89,203,415
+DSM NV, Br. ...............................................     Netherlands           1,852,903         217,925,270

                                                                              21

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
Laporte PLC.................................................    United Kingdom           100,000     $     1,094,210
*Laporte PLC., B............................................    United Kingdom           900,000              14,472
                                                                                                     ---------------
                                                                                                         530,908,083
                                                                                                     ---------------
CONSTRUCTION & HOUSING .2%
+Hollandsche Beton Groep NV.................................     Netherlands           2,032,325          24,042,292
Kyudenko Corp. .............................................        Japan              1,293,000           6,521,310
                                                                                                     ---------------
                                                                                                          30,563,602
                                                                                                     ---------------
ELECTRICAL & ELECTRONICS 6.4%
*ABB Ltd. ..................................................        Sweden             2,260,943         231,596,777
Alcatel SA..................................................        France               900,000         137,839,979
Fuji Photo Film Co. Ltd. ...................................        Japan              3,500,000         127,684,801
+G P Batteries International Ltd. ..........................      Singapore            6,240,398          10,855,766
General Electric Co. PLC....................................    United Kingdom        15,520,000         155,472,014
Hitachi Ltd. ...............................................        Japan              2,864,000          29,020,056
Koninklijke Philips Electronics NV..........................     Netherlands           1,517,543         156,362,609
                                                                                                     ---------------
                                                                                                         848,832,002
                                                                                                     ---------------
ENERGY EQUIPMENT & SERVICES .2%
Koninklijke Pakhoed NV......................................     Netherlands           1,302,048          33,488,111
                                                                                                     ---------------
ENERGY SOURCES 3.7%
Fortum Corp. ...............................................       Finland             1,220,468           6,226,417
Norsk Hydro AS..............................................        Norway             4,021,672         167,580,343
Perez Companc SA, Reg B.....................................      Argentina            1,161,912           6,763,004
*Ranger Oil Ltd. ...........................................        Canada             3,305,505          15,287,961
*Renaissance Energy Ltd. ...................................        Canada             6,480,000          99,879,373
Shell Transport & Trading Co. PLC...........................    United Kingdom        16,774,404         133,648,232
Societe Elf Aquitaine SA, Br................................        France               336,000          58,913,124
                                                                                                     ---------------
                                                                                                         488,298,454
                                                                                                     ---------------
FINANCIAL SERVICES 1.3%
AXA SA......................................................        France               300,000          37,327,700
Lend Lease Corp. Ltd. ......................................      Australia            2,601,838          31,732,845
Nomura Securities Co. Ltd. .................................        Japan              7,000,000         102,467,053
                                                                                                     ---------------
                                                                                                         171,527,598
                                                                                                     ---------------
FOOD & HOUSEHOLD PRODUCTS 1.9%
Industrias Bachoco SA, ADR..................................        Mexico               349,000           2,770,187
Northern Foods PLC..........................................    United Kingdom        15,268,667          32,284,892
Panamerican Beverages Inc., A...............................        Mexico             4,202,900          79,067,056
*Pepsi-Gemex SA de CV, GDR..................................        Mexico             2,203,300          13,908,331
Tate & Lyle PLC.............................................    United Kingdom        19,100,000         122,079,561
                                                                                                     ---------------
                                                                                                         250,110,027
                                                                                                     ---------------

 22

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER 5.3%
Aracruz Celulose SA, ADR....................................        Brazil             2,239,700     $    44,374,056
Assidoman AB................................................        Sweden             1,780,900          34,393,213
Carter Holt Harvey Ltd. ....................................     New Zealand          44,690,846          52,910,723
Fletcher Challenge Paper Ltd. ..............................     New Zealand          15,149,349          10,965,076
Metsa Serla OY, B...........................................       Finland             2,859,000          27,057,449
Mo Och Domsjoe AB (Modo), B.................................        Sweden             4,000,800         122,073,084
Norske Skogindustrier ASA, A................................        Norway             1,619,000          67,668,939
*Stora Enso OYJ, A..........................................       Finland                79,094             918,969
*Stora Enso OYJ, R..........................................       Finland             5,654,331          80,626,848
*Stora Enso OYJ, R, fgn. ...................................       Finland             8,687,550         115,619,889
UPM-Kymmene Corp. ..........................................       Finland             4,067,834         140,714,617
                                                                                                     ---------------
                                                                                                         697,322,863
                                                                                                     ---------------
HEALTH & PERSONAL CARE .6%
Merck KGAA..................................................       Germany               397,355          13,682,359
Rhone-Poulenc SA, A.........................................        France             1,280,000          62,083,549
                                                                                                     ---------------
                                                                                                          75,765,908
                                                                                                     ---------------
INDUSTRIAL COMPONENTS 3.0%
Chudenko Corp. .............................................        Japan              1,530,000          26,233,754
Michelin SA, B..............................................        France             1,800,000          77,969,897
Sandvik AB, A...............................................        Sweden               204,700           5,576,644
Sandvik AB, B...............................................        Sweden             3,139,700          86,105,104
SKF AB, A...................................................        Sweden             1,925,705          41,036,939
SKF AB, B...................................................        Sweden             4,791,776         109,075,419
+Yamato Kogyo Co. Ltd. .....................................        Japan              7,702,000          49,030,927
                                                                                                     ---------------
                                                                                                         395,028,684
                                                                                                     ---------------
INSURANCE .7%
Ace Ltd. ...................................................       Bermuda             1,596,000          34,214,250
Partnerre Ltd. .............................................       Bermuda               644,200          23,674,350
XL Capital Ltd., A..........................................       Bermuda               846,000          42,564,375
                                                                                                     ---------------
                                                                                                         100,452,975
                                                                                                     ---------------
LEISURE & TOURISM .9%
Grand Hotel Holdings Ltd., A................................      Hong Kong           29,837,000           4,764,606
Harbour Centre Development Ltd. ............................      Hong Kong           11,684,000           9,328,963
Mandarin Oriental International Ltd. .......................      Singapore           34,207,000          23,089,725
Rank Group PLC..............................................    United Kingdom         4,859,029          20,196,797
Shangri-La Asia Ltd. .......................................      Hong Kong           56,403,000          63,919,744
                                                                                                     ---------------
                                                                                                         121,299,835
                                                                                                     ---------------
MACHINERY & ENGINEERING 3.3%
Invensys PLC................................................    United Kingdom        27,849,250         142,624,916
Makita Corp. ...............................................        Japan              3,361,700          39,857,814
+Mckechnie Group PLC........................................    United Kingdom        10,052,495          80,900,351

                                                                              23

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING (CONT.)
METSO OYJ...................................................       Finland             4,742,672     $    60,113,086
New Holland NV..............................................     Netherlands           2,900,900          44,963,950
+Vickers Group PLC..........................................    United Kingdom        22,672,701          64,528,116
                                                                                                     ---------------
                                                                                                         432,988,233
                                                                                                     ---------------
MERCHANDISING 4.2%
Best Denki Co. Ltd. ........................................        Japan              2,023,140          19,374,317
Dairy Farm International Holdings Ltd. .....................      Hong Kong           56,773,759          56,489,890
Gucci Group NV, N.Y. shs. ..................................     Netherlands           1,003,600          84,051,500
Marks & Spencer PLC.........................................    United Kingdom        15,000,000          99,853,676
Matsuzakaya Co. Ltd. .......................................        Japan              3,243,600          14,318,048
Safeway PLC.................................................    United Kingdom        31,507,088         130,960,786
Somerfield PLC..............................................    United Kingdom         8,853,500          33,027,480
Storehouse..................................................    United Kingdom        14,931,522          27,490,461
W.H. Smith Group PLC........................................    United Kingdom         9,761,360          90,486,148
                                                                                                     ---------------
                                                                                                         556,052,306
                                                                                                     ---------------
METALS & MINING 5.7%
Alcan Aluminum Ltd. ........................................        Canada             3,821,658         125,749,503
Anglo American Platinum Corp. Ltd. .........................     South Africa          4,000,000          91,022,690
Billiton PLC................................................    United Kingdom        25,553,088         103,952,843
British Steel PLC...........................................    United Kingdom        73,980,192         194,196,368
Companhia Siderurgica Nacional CSN, ADR.....................        Brazil             1,483,275          36,896,466
Elkem ASA, A................................................        Norway             1,910,700          34,087,034
Grupo Mexico SA de CV, B....................................        Mexico            13,482,800          58,292,733
Industrias Penoles SA.......................................        Mexico             2,324,000           6,107,965
Pohang Iron & Steel Co. Ltd. ...............................     South Korea             603,460          82,518,291
Union Miniere NPV...........................................       Belgium               494,000          19,780,871
                                                                                                     ---------------
                                                                                                         752,604,764
                                                                                                     ---------------
MISC MATERIALS & COMMODITIES 1.3%
+Agrium Inc. ...............................................        Canada             7,018,695          71,064,287
De Beers/Centenary Linked Units, reg. ......................     South Africa            929,800          25,377,639
De Beers/Centenary Linked Units, ADR........................     South Africa          3,000,000          81,562,500
                                                                                                     ---------------
                                                                                                         178,004,426
                                                                                                     ---------------
MULTI-INDUSTRY 7.0%
Alfa SA de CV, A............................................        Mexico             5,538,100          20,961,995
Amoy Properties Ltd. .......................................      Hong Kong           54,372,000          53,565,713
Broken Hill Proprietary Co. Ltd. ...........................      Australia            4,815,580          51,699,930
Cheung Kong Holdings Ltd. ..................................      Hong Kong           13,985,400         121,570,672
DESC SA de CV DESC, B.......................................        Mexico            11,250,000          10,435,548
+Elementis PLC..............................................    United Kingdom        28,738,196          54,065,201
First Pacific Co. Ltd. .....................................      Hong Kong           36,857,800          28,479,398
Hutchison Whampoa Ltd. .....................................      Hong Kong            7,770,000          75,797,312
+Inchcape PLC...............................................    United Kingdom         5,000,001          31,154,032

 24

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Jardine Matheson Holdings Ltd. .............................      Hong Kong           13,609,352     $    65,052,703
Jardine Strategic Holdings Ltd. ............................      Hong Kong           14,694,764          33,797,957
Metra OY, B.................................................       Finland               284,185           5,102,873
Pacific Dunlop Ltd. ........................................      Australia           18,164,791          26,966,698
Pilkington PLC..............................................    United Kingdom        50,000,000          86,829,284
Saab AB, B..................................................        Sweden             2,509,750          19,600,300
Swire Pacific Ltd., A.......................................      Hong Kong           35,793,400         184,840,646
Swire Pacific Ltd., B.......................................      Hong Kong           31,296,200          24,383,561
Wheelock and Company Ltd. ..................................      Hong Kong           20,338,809          26,454,347
                                                                                                     ---------------
                                                                                                         920,758,170
                                                                                                     ---------------
REAL ESTATE 1.0%
+Bail Investissement........................................        France               164,380          21,546,932
Hang Lung Development Co. Ltd. .............................      Hong Kong           28,727,000          33,110,326
New World Development Co. Ltd. .............................      Hong Kong           19,473,380          46,895,708
Wereldhave NV...............................................     Netherlands             526,100          25,867,394
                                                                                                     ---------------
                                                                                                         127,420,360
                                                                                                     ---------------
RECREATION & OTHER CONSUMER GOODS 2.0%
Nintendo Co. Ltd. ..........................................        Japan              1,097,700         185,711,478
Yue Yuen Industrial Holdings Ltd. ..........................      Hong Kong           27,581,400          79,563,609
                                                                                                     ---------------
                                                                                                         265,275,087
                                                                                                     ---------------
TELECOMMUNICATIONS 6.9%
Asia Satellite Telecommunications Hldgs. Ltd. ..............      Hong Kong            8,945,000          21,886,892
Asia Satellite Telecommunications Hldgs. Ltd., ADR..........      Hong Kong              425,000          10,306,250
Cable & Wireless HKT Ltd. ..................................      Hong Kong           38,312,687          87,083,820
Nippon Telegraph & Telephone Corp. .........................        Japan                 12,000         134,616,262
Nortel Inversora SA, ADR....................................      Argentina              700,000          10,762,500
SK Telecom Co. Ltd., ADR....................................     South Korea           8,742,746          98,902,314
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong           22,296,000          74,366,419
Telecom Argentina Stet-France Telecom SA, ADR...............      Argentina            3,228,900          91,216,425
*Telecomunicacoes de Minas Gerais Celular SA Telemig........        Brazil           176,397,107             835,179
*Telecomunicacoes de Minas Gerais SA Telemig................        Brazil           176,397,107           2,569,781
Telecomunicacoes de Sao Paulo SA (Telesp)...................        Brazil           183,551,000          13,847,500
Telefonica de Argentina SA (TEAR), B, ADR...................      Argentina            2,073,960          61,700,310
Telefonica del Peru SA, B, ADR..............................         Peru              1,829,200          25,037,175
Telefonica del Peru SA, B...................................         Peru             10,829,856          14,670,435
Telefonos de Mexico SA (Telmex), ADR........................        Mexico             3,600,200         267,764,875
                                                                                                     ---------------
                                                                                                         915,566,137
                                                                                                     ---------------
TEXTILES & APPAREL .8%
Adidas-Salomon AG...........................................       Germany             1,078,500          99,961,315
Courtaulds Textiles PLC.....................................    United Kingdom         3,750,000          10,190,381
                                                                                                     ---------------
                                                                                                         110,151,696
                                                                                                     ---------------

                                                                              25

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION 4.5%
Air New Zealand Ltd., B.....................................     New Zealand          16,817,000     $    30,430,298
British Airways PLC.........................................    United Kingdom        18,000,000         117,943,111
Kvaerner ASA, A.............................................        Norway             2,271,444          50,363,970
Mayne Nickless Ltd., A......................................      Australia            8,000,000          25,944,734
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom         4,587,663          73,914,848
SAS Danmark AS..............................................       Denmark               468,800           4,994,957
+SAS Norge ASA, B...........................................        Norway             1,233,300          11,786,875
SAS Sverige AB..............................................        Sweden             1,254,200          11,693,110
Sea Containers Ltd., A......................................    United Kingdom           446,400          13,615,200
Singapore Airlines Ltd., fgn. ..............................      Singapore           25,127,200         235,712,023
Vosper Thornycroft Holdings PLC.............................    United Kingdom         1,200,000          18,523,581
                                                                                                     ---------------
                                                                                                         594,922,707
                                                                                                     ---------------
UTILITIES ELECTRICAL & GAS 6.5%
CLP Holdings Ltd. ..........................................      Hong Kong           21,376,000         101,303,491
Electrabel SA...............................................       Belgium               204,017          68,160,103
Gener SA, ADR...............................................        Chile              1,918,650          35,135,278
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong           39,084,600         128,601,705
Iberdrola SA, Br. ..........................................        Spain              8,000,000         114,919,461
Korea Electric Power Corp. .................................     South Korea           1,641,180          61,170,623
Mosenergo, ADR..............................................        Russia             1,850,000           5,596,250
National Grid Group PLC.....................................    United Kingdom         3,579,093          23,768,156
National Power PLC..........................................    United Kingdom         8,000,000          56,953,578
Powergen PLC................................................    United Kingdom         6,300,000          63,211,719
Thames Water Group PLC......................................    United Kingdom         5,467,833          78,688,404
Transportadora de Gas del Sur SA, B, Reg S, ADR.............      Argentina            3,590,600          27,378,325
Veba AG.....................................................       Germany             1,500,000          94,507,526
                                                                                                     ---------------
                                                                                                         859,394,619
                                                                                                     ---------------
TOTAL COMMON STOCKS (COST $9,984,807,164)...................                                          11,122,969,752
                                                                                                     ---------------
PREFERRED STOCKS 3.2%
Ballast Nedam NV, pfd. .....................................     Netherlands              57,752           1,512,806
Banco Bradesco SA, BBD, pfd. ...............................        Brazil         5,137,655,485          20,315,369
Cia Vale do Rio Doce, A, pfd. ..............................        Brazil               949,420          21,043,336
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil             1,550,500          34,365,921
Embratel Participacoes SA, ADR, pfd. .......................        Brazil               334,000           3,569,625
Petroleo Brasileiro SA (Petrobras), pfd. ...................        Brazil           440,000,000          58,834,547
Tele Centro Sul Participacoes SA, ADR, pfd. ................        Brazil               730,000          39,921,875
Tele Norte Leste Participacoes SA, ADR, pfd. ...............        Brazil             3,650,000          58,400,000
Tele Sudeste Celular Participacoes SA, ADR, pfd. ...........        Brazil               410,000           9,609,375
Telecomunicacoes Brasileiras SA, pfd. ......................        Brazil           472,200,000          35,206,171
*Telecomunicacoes de Minas Gerais Celular Telemig, C,
  pfd. .....................................................        Brazil            38,363,000             305,387

 26

PAGE

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
Telecomunicacoes de Minas Gerais SA, B, pfd. ...............        Brazil            38,363,000     $       938,117
Telesp Participacoes SA, ADR, pfd. .........................        Brazil             2,050,000          33,440,625
Volkswagen AG, pfd. ........................................       Germany             3,051,340         106,680,068
                                                                                                     ---------------
TOTAL PREFERRED STOCKS (COST $566,438,003)..................                                             424,143,222
                                                                                                     ---------------

                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                     --------
SHORT TERM INVESTMENTS (COST $1,705,286,630) 12.9%
U.S. Treasury Bills, 4.365% to 4.91%, with maturities to
  2/17/00...................................................    United States     $1,730,239,000       1,705,283,439
                                                                                                     ---------------
TOTAL INVESTMENTS (COST $12,256,531,797) 100.2%.............                                          13,252,396,413
OTHER ASSET, LESS LIABILITIES (.2%).........................                                             (21,690,707)
                                                                                                     ---------------
TOTAL NET ASSETS 100.0%.....................................                                         $13,230,705,706
                                                                                                     ===============

*Non-income producing.
**Securities denominated in U.S. dollars.
+Affiliated issuers (see note 6).


                       See Notes to Financial Statements.
                                                                              27

PAGE

TEMPLETON FOREIGN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

Assets:
 Investments in securities, at value (cost
  $12,256,531,797)..........................................    $13,252,396,413
 Cash.......................................................          2,484,048
 Receivables:
  Investment securities sold................................          2,665,890
  Capital shares sold.......................................         33,247,766
  Dividends and interest....................................         23,728,328
 Other assets...............................................              9,092
                                                                ---------------
      Total assets..........................................     13,314,531,537
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................         34,865,132
  Capital shares redeemed...................................         33,692,153
  To affiliates.............................................         12,707,498
 Accrued expenses...........................................          2,561,048
                                                                ---------------
      Total liabilities.....................................         83,825,831
                                                                ---------------
Net assets, at value........................................    $13,230,705,706
                                                                ===============
Net assets consist of:
 Undistributed net investment income........................    $   322,109,281
 Net unrealized appreciation................................        995,864,616
 Accumulated net realized gain..............................         33,035,810
 Capital shares.............................................     11,879,695,999
                                                                ---------------
Net assets, at value........................................    $13,230,705,706
                                                                ===============
CLASS A:
 Net asset value per share ($11,940,654,141 / 1,138,378,760
   shares outstanding)......................................             $10.49
                                                                ===============
 Maximum offering price per share ($10.49 / 94.25%).........             $11.13
                                                                ===============
CLASS B:
 Net asset value and maximum offering price per share
   ($16,764,501 / 1,607,383 shares outstanding)*............             $10.43
                                                                ===============
CLASS C:
 Net asset value per share ($1,196,083,751 / 116,058,462
   shares outstanding)*.....................................             $10.31
                                                                ===============
 Maximum offering price per share ($10.31 / 99.00%).........             $10.41
                                                                ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
   ($77,203,313 / 7,352,820 shares outstanding).............             $10.50
                                                                ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

 28

PAGE

TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

Investment Income:
 (net of foreign taxes of $43,530,648)
 Dividends..................................................    $448,028,839
 Interest...................................................      51,457,017
                                                                ------------
      Total investment income...............................                    $  499,485,856
Expenses:
 Management fees (Note 3)...................................      75,133,698
 Administrative fees (Note 3)...............................       9,581,878
 Distribution fees (Note 3)
  Class A...................................................      27,795,625
  Class B...................................................          42,615
  Class C...................................................      11,399,387
 Transfer agent fees (Note 3)...............................      17,500,000
 Custodian fees.............................................       4,240,000
 Reports to shareholders....................................       1,840,000
 Registration and filing fees...............................         121,000
 Professional fees..........................................         117,200
 Directors' fees and expenses...............................         190,500
 Other......................................................          98,883
                                                                ------------
      Total expenses........................................                       148,060,786
                                                                                --------------
            Net investment income...........................                       351,425,070
                                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      41,396,607
  Foreign currency transactions.............................     (13,790,346)
                                                                ------------
      Net realized gain.....................................                        27,606,261
      Net unrealized appreciation on investments............                     3,752,103,566
                                                                                --------------
Net realized and unrealized gain............................                     3,779,709,827
                                                                                --------------
Net increase in net assets resulting from operations........                    $4,131,134,897
                                                                                ==============

                       See Notes to Financial Statements.
                                                                              29

PAGE

TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                                                                     1999                  1998
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   351,425,070       $   434,425,533
  Net realized gain from investments and foreign currency
   transactions.............................................         27,606,261         1,318,565,421
  Net unrealized appreciation (depreciation) on
   investments..............................................      3,752,103,566        (4,427,460,673)
                                                                -------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      4,131,134,897        (2,674,469,719)

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................       (319,053,548)         (418,126,512)
   Class C..................................................        (27,544,740)          (31,961,548)
   Advisor Class............................................         (1,552,072)           (4,907,491)
  Net realized gains:
   Class A..................................................       (940,330,691)       (1,101,558,721)
   Class C..................................................       (102,214,786)         (105,695,936)
   Advisor Class............................................         (4,253,117)          (11,895,183)

 Capital share transactions (Note 2):
   Class A..................................................     (1,282,999,736)          285,456,853
   Class B..................................................         15,798,522                    --
   Class C..................................................       (208,492,650)          266,405,053
   Advisor Class............................................         14,877,679           (58,437,266)
                                                                -------------------------------------
    Net increase (decrease) in net assets...................      1,275,369,758        (3,855,190,470)

Net assets:
 Beginning of year..........................................     11,955,335,948        15,810,526,418
                                                                -------------------------------------
 End of year................................................    $13,230,705,706       $11,955,335,948
                                                                =====================================

Undistributed net investment income included in net assets:
 End of year................................................    $   322,109,281       $   320,363,323
                                                                =====================================

                       See Notes to Financial Statements.
 30

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of companies outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              31

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a fourth class of shares, Class B, was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At August 31, 1999, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 2.5 billion shares have been classified as Fund shares as follows: 2 billion Class A shares, 100 million Class B shares, 300 million Class C shares, and 100 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                                 1999                                     1998
                                                  --------------------------------------------------------------------------
                                                      SHARES             AMOUNT                 SHARES           AMOUNT
                                                  --------------------------------------------------------------------------
CLASS A SHARES:
Shares sold.....................................     958,199,306    $  8,964,615,268          483,458,360    $ 5,097,767,696
Shares issued on reinvestment of
  distributions.................................     140,749,711       1,127,399,717          123,818,793      1,329,020,247
Shares redeemed.................................  (1,235,651,096)    (11,375,014,721)        (593,134,761)    (6,141,331,090)
                                                  --------------------------------------------------------------------------
Net increase (decrease).........................    (136,702,079)   $ (1,282,999,736)          14,142,392    $   285,456,853
                                                  ==========================================================================

 32

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                            PERIOD ENDED
                                                          AUGUST 31, 1999*
                                                  ---------------------------------
                                                     SHARES             AMOUNT
                                                  ---------------------------------
CLASS B SHARES:
Shares sold.....................................      1,618,210    $     15,907,208
Shares redeemed.................................        (10,827)           (108,686)
                                                  ---------------------------------
Net increase....................................      1,607,383    $     15,798,522
                                                  =================================

                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                                 1999                                     1998
                                                  --------------------------------------------------------------------------
                                                      SHARES             AMOUNT                 SHARES           AMOUNT
                                                  --------------------------------------------------------------------------
CLASS C SHARES:
Shares sold.....................................      42,361,421    $    377,236,433           55,528,728    $   582,473,124
Shares issued on reinvestment of
  distributions.................................      12,347,649          97,793,089            9,502,152        100,985,613
Shares redeemed.................................     (78,357,177)       (683,522,172)         (41,180,696)      (417,053,684)
                                                  --------------------------------------------------------------------------
Net increase (decrease).........................     (23,648,107)   $   (208,492,650)          23,850,184    $   266,405,053
                                                  ==========================================================================

                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                                 1999                                     1998
                                                  --------------------------------------------------------------------------
                                                      SHARES             AMOUNT                 SHARES           AMOUNT
                                                  --------------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.....................................       9,656,116    $     92,836,872           17,334,441    $   183,323,322
Shares issued on reinvestment of
  distributions.................................         608,301           4,866,404              260,292          3,067,476
Shares redeemed.................................      (8,841,471)        (82,825,597)         (23,847,551)      (244,828,064)
                                                  --------------------------------------------------------------------------
Net increase (decrease).........................       1,422,946    $     14,877,679           (6,252,818)   $   (58,437,266)
                                                  ==========================================================================

*Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

                                                                              33

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1999, unreimbursed costs were $7,221,417. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $229,164 and $791,580, respectively.

4. INCOME TAXES

At August 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $12,267,743,738 was as follows:

Unrealized appreciation....................................  $ 2,022,718,655
Unrealized depreciation....................................   (1,038,065,980)
                                                             ---------------
Net unrealized appreciation................................  $   984,652,675
                                                             ===============

At August 31, 1999, the Fund had deferred currency losses occurring subsequent to October 31, 1998 of $10,200,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1999 aggregated $2,991,018,985 and $5,559,201,623, respectively.

 34

PAGE

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

6. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at August 31, 1999 were $713,934,353. For the year ended August 31, 1999, dividend income from "affiliated persons" was $104,743,282 and net realized gains from disposition of "affiliated persons" were $3,646,798.

                               NUMBER OF                                NUMBER OF
                              SHARES HELD      GROSS       GROSS       SHARES HELD        VALUE       DIVIDEND INCOME
      NAME OF ISSUER         AUG. 31, 1998   ADDITIONS   REDUCTIONS   AUG. 31, 1999   AUG. 31, 1999   9/1/98-8/31/99
---------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Agrium Inc. ...............    7,048,695           --       30,000      7,018,695     $ 71,064,287     $    773,706
Bail Investissement........      164,380           --           --        164,380       21,546,932        1,585,087
DSM NV, Br. ...............    1,852,903           --           --      1,852,903      217,925,270        9,012,891
Elementis PLC..............   28,200,000      538,196           --     28,738,196       54,065,201        2,773,839
Elkem ASA, A...............    2,524,000           --      613,300      1,910,700                *        1,497,053
Grand Hotel Holdings Ltd.,
 A.........................   34,585,000                 4,848,000     29,837,000                *        2,763,806
G P Batteries International
 Ltd. .....................    5,883,398      357,000           --      6,240,398       10,855,766          456,207
Hepworth PLC...............   21,012,458           --           --     21,012,458       77,034,304        4,871,377
Hollandsche Beton Groep
 NV........................    2,194,149           --      161,824      2,032,325       24,042,292        1,516,582
Inchcape PLC...............   30,000,000           --    24,999,999     5,000,001       31,154,032       57,285,143
Mckechnie Group PLC........    7,000,000     3,052,495                 10,052,495       80,900,351        3,358,844
SAS Norge ASA, B...........           --     1,233,300                  1,233,300       11,786,875               --
Vickers Group PLC..........   19,749,701     2,923,000                 22,672,701       64,528,116        3,040,188
W.H. Smith Group PLC.......   13,671,380       90,000    4,000,000      9,761,360                *       15,503,735
Yamato Kogyo Co. Ltd. .....    7,702,000           --           --      7,702,000       49,030,927          304,824
                                                                                      -------------------------------
TOTAL NON CONTROLLED
 AFFILIATES................                                                           $713,934,353     $104,743,282
                                                                                      ===============================

                               REALIZED
                                CAPITAL
      NAME OF ISSUER         GAIN/(LOSSES)
---------------------------
NON CONTROLLED AFFILIATES
Agrium Inc. ...............   $   (83,355)
Bail Investissement........            --
DSM NV, Br. ...............            --
Elementis PLC..............            --
Elkem ASA, A...............    (1,726,795)
Grand Hotel Holdings Ltd.,
 A.........................    (1,072,396)
G P Batteries International
 Ltd. .....................            --
Hepworth PLC...............            --
Hollandsche Beton Groep
 NV........................       457,073
Inchcape PLC...............            --
Mckechnie Group PLC........            --
SAS Norge ASA, B...........            --
Vickers Group PLC..........            --
W.H. Smith Group PLC.......     6,072,271
Yamato Kogyo Co. Ltd. .....            --
                              -----------
TOTAL NON CONTROLLED
 AFFILIATES................   $ 3,646,798
                              ===========

*As of August 31, 1999, no longer an affiliate.
                                                                              35

PAGE


TEMPLETON FOREIGN FUND
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Fund series of Templeton Funds, Inc. (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended August 31, 1998, including financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 30, 1999

 36

PAGE


TEMPLETON FOREIGN FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $49,315,974 as a capital gain dividend for the fiscal year ended August 31, 1999.

At August 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to Class A, Class B, Class C, and Advisor Class shareholders in October 1999.

                                                                      CLASS A                               CLASS B
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
                        COUNTRY                          PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0093            $0.0000            $0.0093
Australia..............................................      0.0003             0.0149             0.0003             0.0150
Belgium................................................      0.0004             0.0019             0.0004             0.0019
Bermuda................................................      0.0000             0.0011             0.0000             0.0011
Brazil.................................................      0.0033             0.0167             0.0033             0.0169
Canada.................................................      0.0005             0.0025             0.0005             0.0025
Chile..................................................      0.0004             0.0008             0.0004             0.0008
China..................................................      0.0000             0.0002             0.0000             0.0002
Finland................................................      0.0018             0.0090             0.0018             0.0091
France.................................................      0.0014             0.0056             0.0014             0.0056
Germany................................................      0.0008             0.0062             0.0008             0.0063
Hong Kong..............................................      0.0000             0.0390             0.0000             0.0394
Japan..................................................      0.0005             0.0026             0.0005             0.0027
Luxembourg.............................................      0.0000             0.0006             0.0000             0.0006
Mexico.................................................      0.0004             0.0076             0.0004             0.0077
Netherlands............................................      0.0025             0.0189             0.0025             0.0191
New Zealand............................................      0.0005             0.0023             0.0005             0.0023
Norway.................................................      0.0008             0.0039             0.0008             0.0039
Peru...................................................      0.0000             0.0002             0.0000             0.0002
Russia.................................................      0.0000             0.0002             0.0000             0.0002
Singapore..............................................      0.0003             0.0011             0.0003             0.0011
South Africa...........................................      0.0000             0.0050             0.0000             0.0051
South Korea............................................      0.0006             0.0025             0.0006             0.0025
Spain..................................................      0.0008             0.0041             0.0008             0.0041
Sweden.................................................      0.0043             0.0213             0.0043             0.0215
United Kingdom.........................................      0.0139             0.1058             0.0139             0.1070
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0335            $0.2833            $0.0335            $0.2861
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

                                                                              37

PAGE

TEMPLETON FOREIGN FUND
Tax Designation (continued)

                                                                      CLASS C                            ADVISOR CLASS
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
                        COUNTRY                          PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0071            $0.0000            $0.0100
Australia..............................................      0.0003             0.0114             0.0003             0.0160
Belgium................................................      0.0004             0.0014             0.0004             0.0020
Bermuda................................................      0.0000             0.0009             0.0000             0.0012
Brazil.................................................      0.0033             0.0128             0.0033             0.0180
Canada.................................................      0.0005             0.0019             0.0005             0.0027
Chile..................................................      0.0004             0.0006             0.0004             0.0009
China..................................................      0.0000             0.0002             0.0000             0.0002
Finland................................................      0.0018             0.0069             0.0018             0.0097
France.................................................      0.0014             0.0043             0.0014             0.0060
Germany................................................      0.0008             0.0047             0.0008             0.0067
Hong Kong..............................................      0.0000             0.0298             0.0000             0.0420
Japan..................................................      0.0005             0.0020             0.0005             0.0028
Luxembourg.............................................      0.0000             0.0005             0.0000             0.0006
Mexico.................................................      0.0004             0.0058             0.0004             0.0082
Netherlands............................................      0.0025             0.0145             0.0025             0.0204
New Zealand............................................      0.0005             0.0017             0.0005             0.0024
Norway.................................................      0.0008             0.0030             0.0008             0.0042
Peru...................................................      0.0000             0.0002             0.0000             0.0002
Russia.................................................      0.0000             0.0002             0.0000             0.0002
Singapore..............................................      0.0003             0.0008             0.0003             0.0012
South Africa...........................................      0.0000             0.0038             0.0000             0.0054
South Korea............................................      0.0006             0.0019             0.0006             0.0027
Spain..................................................      0.0008             0.0031             0.0008             0.0044
Sweden.................................................      0.0043             0.0163             0.0043             0.0230
United Kingdom.........................................      0.0139             0.0810             0.0139             0.1140
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0335            $0.2168            $0.0335            $0.3051
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------

In January 2000, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

 38

PAGE

TEMPLETON FOREIGN FUND
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the August 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On August 31, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

                                                                              39

PAGE


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PAGE


ANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Foreign Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

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